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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
US Unwired Inc.:

   We consent to the use of our report dated March 10, 1997 related to the consolidated financial statements of US Unwired Inc. for the year ended December 31, 1996 included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG LLP

New Orleans, Louisiana
December 6, 1999